CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, the Principal Executive Officer of Man-Glenwood Lexington TEI, LLC (the “Company”), with respect to the Company’s Form N-CSR for the period ended September 30, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: December 2, 2010

/s/ John B. Rowsell John B. Rowsell

Exhibit 99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, the Principal Financial Officer of Man-Glenwood Lexington TEI, LLC (the “Company”), with respect to the Company’s Form N-CSR for the period ended September 30, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: December 2, 2010

/s/ Alicia B. Derrah Alicia B. Derrah